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                                                                   Exhibit 10.11


                              FTP SOFTWARE, INC.

                               STOCK OPTION PLAN


     1.  Purpose of the Plan.  Under the Stock Option Plan (the "Plan") of FTP
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Software, Inc. (the "Company") options may be granted to eligible employees to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

     2.  Stock Subject to Plan.  The maximum number of shares of stock for which
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options granted hereunder may be exercised shall be 3,300,000 shares of common stock $.01 par value, subject to the adjustments provided in Sections 7 and 12. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are cancelled may again be subject to options under the Plan. However, if stock appreciation rights are granted with respect to any options under this Plan, the total number of shares of stock for which further options may be granted under this Plan shall be irrevocably reduced not only when there is an exercise of an option granted under this Plan, but also when such option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such option which is exercised or surrendered.

     3.  Eligible Employees.  The employees eligible to be considered for the
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grant of options hereunder are any persons regularly employed by the Company or its parent(s) or subsidiaries in a managerial, professional, or technical capacity on a full-time, basis. Notwithstanding the above, an employee is not eligible if he owns stock possessing more than 10% of the total combined voting power of all stock of the company or its parents or subsidiaries unless the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. For purposes of this paragraph, an employee is deemed to own stock if it is owned by himself, his brothers, sisters, half-brothers, half-sisters, spouse, ancestors and lineal descendants. Stock owned directly or indirectly by or for a corporation, partnership or trust is treated as owned proportionately by or for its shareholders, partners or beneficiaries.

     4.  $100,000 Incentive Stock Option Exercise Limitation.  The aggregate
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fair market value of the stock for which Incentive Options granted to any one eligible employee under this Plan and under all stock option plans of the Company, its parent(s) and subsidiaries, may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining fair market value of the stock subject to any option as of the time that option is granted.
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     5.  Minimum Exercise Price.  The exercise price for each option granted
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hereunder shall not be less than 100% of the fair market value of the stock at the date of the grant of the option.

     6.  Nontransferability.  Any option granted under this Plan shall by its
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terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him or by his guardian or legal representative.

     7.  Adjustments.  If the outstanding shares of stock of the class then
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subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

     8.  Maximum Option Term.  No option granted under this Plan may be
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exercised in whole or in part more than ten years after its date of grant.

     9.  Plan Duration.  Options may not be granted under this Plan more than
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ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

     10.  Payment.  Payment for stock purchased under any exercise of an option
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granted under this Plan shall be made in full in cash concurrently with such exercise, except that, if and to the extent that the Board or the Committee so provides, such payment may be made in whole or in part (a) with shares of the same class of stock which have been held for at least six months (unless the Board or the Committee approves a shorter period) and which shares have a fair market value on the last business day preceding the date of exercise equal to the exercise price or (b) at such time as the stock is registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company sufficient funds to pay the exercise price.

     11.  Administration.  The Plan shall be administered by the Company's board
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of directors (the "Board") or, in the discretion of the Board, by a committee
(the "Committee") of not less than three members of the Board from and after the time that the common stock is registered under Section 12 of the Exchange Act, the Plan shall be administered by a committee of at least three directors, all of whom are disinterested within the meaning of Rule 16b-3 under the Exchange Act.

     The interpretation and construction by the Committee of any term or provision of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board in which event such determination by the Board shall be final. The Committee may from time to time

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adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

     Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee shall have full and final authority in its discretion to select the employees to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration date and other pertinent provisions thereof.

     12.  Corporate Reorganizations.  Upon the dissolution or liquidation of the
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Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise, the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations," not yet be exercisable.

     13.  Stock Appreciation Rights.  If the instrument evidencing the option so
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provides, an option granted under this Plan (herein sometimes referred to as the
"corresponding option") may include the right (a "Stock Appreciation Right") to receive an amount equal to some or all of the excess of the fair market value (determined in a manner specified in the instrument evidencing the corresponding option) of the shares subject to unexercised portions of the corresponding option over the aggregate exercise price for such shares under the corresponding option as of the date the Stock Appreciation Right is exercised. The amount payable upon exercise of a Stock Appreciation Right may be paid in cash or in shares of the class then subject to the corresponding option (valued on the basis of their fair market value, determined as specified with respect to the measurement of the amount payable as aforesaid), or in combination of cash such shares so valued. No Stock Appreciation Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without the exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (b) except to the extent that the corresponding option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation Right by the person exercising the Stock Appreciation Right, or (c) unless the class of stock then subject to the

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corresponding option is then "publicly traded."  For this purpose, a class of stock is "publicly traded" if it is listed or admitted to unlisted trading privileges on a national securities exchange or if bid and offer quotations therefor are reported on the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. or on any then operative successor to the NASDAQ system.

     14.  Restricted Stock.  If the instrument evidencing the option so
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provides, shares of stock issued on exercise of an option granted under this
Plan may upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of options granted under this Plan which are still subject to restrictions imposed under this
Section 14 that have not yet expired or terminated):

     a. shares of restricted stock may not be sold or otherwise transferred or hypothecated;

     b. if the employment of the holder of shares of restricted stock with the Company or a subsidiary is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established policies or practices, or total disability, the Company (or any subsidiary designated by it shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor by the holder, or (ii) the fair market value of the restricted stock on the date of such termination of employment determined in a manner specified in the instrument evidencing the option); and

     c. as to the shares of stock affected thereby, any additional restrictions that may be imposed on particular shares of restricted stock as specified in the instrument evidencing the option.

     The restrictions imposed under this Section 14 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the option which provides for the restrictions.

     15.  Financial Assistance.  The Company is vested with authority under this
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Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     16.  Amendment and Termination.  The Board may alter, amend, suspend or
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terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any

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option granted to the optionee pursuant to this Plan or of any of his rights under such option. No such action will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code and to continue to qualify under Rule 16b-3 promulgated under Section 16 of the Exchange Act.

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